Exhibit 10.1

HORIZON ENERGY ACQUISITION, LLC

SUBSCRIPTION AGREEMENT

To the Undersigned Purchaser:

Horizon Energy Acquisition, LLC, a Delaware limited liability company (the “Company”), hereby confirms to you, as the undersigned purchaser identified in this Subscription Agreement (this “Agreement”), the following:

1.
Sale and Purchase of Limited Liability Company Interest.

The Company has been formed under the laws of the State of Delaware and has proposed to enter into a Limited Liability Company Agreement with you, in substantially the form provided to you separately, with such modifications as may be mutually agreed upon prior to execution thereof and as the same may be modified in accordance with the terms of any subsequent amendment thereto (the “Company Agreement”). Capitalized terms used herein without definition have the meanings set forth in the Company Agreement.

Subject to the terms and conditions of this Agreement and in reliance upon your representations and warranties:

(a) the Company agrees to sell to you, and you irrevocably subscribe for and agree to purchase from the Company, the number of Units set forth on your signature page attached hereto (represented, collectively, by the “Interests”); and

(b) the Company agrees that you shall be admitted as a Member, upon the terms and conditions, and in consideration of your agreement to be bound by the terms and provisions of the Company Agreement and this Agreement, with a Capital Commitment in the amount set forth on your signature page attached hereto which shall be due at Closing (as defined below).

Subject to the terms and conditions hereof and of the Company Agreement, your obligation to subscribe and pay for your Interests at the time contemplated therein shall be complete and binding upon the execution and delivery of this Agreement.

2.
Execution of Company Agreement.

You hereby agree to become a party to, to be bound by, and to comply with the provisions of the Company Agreement. To that end, prior to Closing (as defined below), you shall execute and deliver to the Company an executed signature page, in counterpart, to the Company Agreement, which shall be deemed an original and, together with all other counterparts, shall constitute one and the same instrument.

3.
Capital Contributions.

Subsequent to your funding of your initial Capital Contribution, there are no future Capital Contributions expected.

4.
Acquisition and Development of Certain Assets.

You hereby acknowledge and agree that, upon consummation of the transactions contemplated hereby, the Company shall utilize your and the other purchasers’ Capital Contributions to acquire a new 3D seismic survey, offshore in the North Sea in the United Kingdom and as consideration to own interests in oil and gas licenses.

5.
Closing.

5.1             The closing and effectiveness (the “Closing”) of the sale to you, and the subscription for and purchase by you, of the Interests, and your admission as a Member, shall take place on such date and at such time as the Company shall designate following your full execution of this Agreement and the satisfaction of the conditions set forth in Sections 5.2 and 5.3 (the “Closing Date”).

5.2 Your obligation to consummate the transactions described herein is subject to the satisfaction of the following conditions:

(a) the Company Agreement shall have been duly authorized, executed and delivered by all parties thereto (other than you) and shall be in full force and effect;

(b) the Company’s representations and warranties being accurate and true in all material respects as of the Closing Date (unless as of a specific date therein in which case they shall be accurate and true as of such date);

(c) the performance in all material respects of all obligations, covenants and agreements of Company that are required to be performed at or prior to the Closing Date; and

5.3 The Company’s obligation to consummate the transactions described herein is subject to the satisfaction of the following conditions:

(a) your representations and warranties being accurate and true in all material respects as of the Closing Date (unless as of a specific date therein in which case they shall be accurate and true as of such date);

(b) your performance in all material respects of all obligations, covenants and agreements that are required to be performed by you at or prior to the Closing Date;

(c) you shall have delivered, or caused to be delivered, your Capital Contribution to the Company, by wire transfer of immediately available funds, to an account designated by the Company in writing to you; and

6.
Termination.

6.1             Termination. Subject to the provisions of Section 6.2, this Agreement may be terminated at any time prior to the Closing Date by any of the following:

(a) by the mutual written agreement of the Company and both of you;

(b) by the Company, by written notice to you, if there has been a material violation or breach of any of your covenants or agreements made herein, or if any representation or warranty of yours contained herein is materially inaccurate or misleading or, following the use of reasonable efforts by the Company, the Closing is not effected by March 15, 2019; or

(c) by you, by written notice to the Company, if there has been a material violation or breach of any of the Company’s covenants or agreements made herein, or if any representation or warranty of the Company contained herein is materially inaccurate or misleading or, following the use of reasonable efforts by the Company, the Closing is not effected by March 15, 2019.

6.2 Effect of Termination. If this Agreement shall be terminated as provided in Section 6.1, then this Agreement shall forthwith become void and there shall be no continuing obligation on the part of the parties; provided, that no party shall be relieved of any liability as a result of a breach of any of such party’s representations, warranties, covenants or agreements contained herein.

7.
Representations and Warranties of the Company.

7.1             The Representations and Warranties. The Company represents and warrants that each of the following statements shall be true and correct as of the Closing Date:

(a) Formation and Standing. The Company is duly formed and validly existing as a limited liability company under the laws of the State of Delaware and, subject to applicable law, has all requisite limited liability company power and authority to carry on its business as proposed to be conducted in the Company Agreement.

(b) Authorization of Agreement, etc. The execution and delivery of this Agreement and the Company Agreement have been authorized by all necessary action on behalf of the Company and this Agreement and the Company Agreement, when executed and delivered by the Company, are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

(c) Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any provision of the Company Agreement, or any agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business or properties.

(d) Offer of Interests. Neither the Company nor anyone acting on its behalf has taken or will take any action that would subject the issuance and sale of the Interests to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

7.2 Survival of Representations and Warranties. All representations and warranties made by the Company in Section 7.1 shall survive the execution and delivery of this Agreement, any investigation at any time made by you or on your behalf and the issue and sale of Interests.

8.
Representations and Warranties of the Purchaser.

8.1             The Representations and Warranties. As to yourself only, you represent and warrant to the Company and each other Person who is, or in the future becomes, a Member, that each of the following statements shall be true and correct as of the Closing Date:

(a) Representation of Investment Experience and Ability to Bear Risk. You (i) are knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Interests and of the business contemplated by the Company and are capable of evaluating the risks and merits of purchasing the Interests and, in making a decision to proceed with this investment, have not relied upon any representations, warranties or agreements, other than those set forth in this Agreement and the Company Agreement, if any, and (ii) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

(b) Accredited Investor. You are an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

(c) The Interests have not been and will not be registered under the Securities Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with the registration requirements of the Securities Act or pursuant to an exemption from such registration requirements. You hereby agree that any disposition of the Interests, including the transactions contemplated hereunder, and irrespective of whether the Interests are certificated, shall include the following legend:

“THE LIMITED LIABILITY COMPANY INTERESTS OF THE COMPANY (THE “INTERESTS”) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS OR THE LAWS OF ANY OTHER NATION OR JURISDICTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE SAME HAVE BEEN INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY HAS BEEN RENDERED TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER APPLICABLE SECURITIES LAWS IS AVAILABLE.

IN ADDITION, TRANSFER OR OTHER DISPOSITION OF THE INTERESTS IS RESTRICTED AS PROVIDED IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY.”

(d) Transfers and Transferability. You understand and acknowledge that the Interests have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and such applicable state securities laws or unless an exemption from such registration is available. You also understand that the Company does not have any obligation or intention to register the Interests for sale under the Securities Act, any state securities laws or of supplying the information which may be necessary to enable you to sell Interests; and that you have no right to require the registration of the Interests under the Securities Act, any state securities laws or other applicable securities regulations. You also understand that sales or transfers of Interests are further restricted by the provisions of the Company Agreement.

You represent and warrant further that you have no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Interests for which you hereby subscribe (in whole or in part); and you represent and warrant that you have no present plans to enter into any such contract, undertaking, agreement or arrangement.

You understand that, subject to Section 12.1(a) of the Company Agreement, the Interests cannot be sold or transferred without Board Approval and Member Approval, which approval may be withheld in their sole and absolute discretion and which approval will be withheld if any such transfer could cause the Company to become subject to regulation under federal law as an investment company or would subject the Company to adverse tax consequences or adverse consequences under ERISA.

You understand that there is no public market for the Interests; any disposition of the Interests may result in unfavorable tax consequences to you.

You are aware and acknowledge that, because of the substantial restrictions on the transferability of the Interests, it may not be possible for you to liquidate your investment in the Company readily, even in the case of an emergency.

(e) Residence. You maintain your domicile or principal place of business at the address shown in the signature page of this Agreement and you are not merely transient or temporarily resident there.

(f) Awareness of Risks; Taxes. You represent and warrant that you are aware (i) that the Company has no operating history; (ii) that the Interests involve a substantial degree of risk of loss of your entire investment and that there is no assurance of any income from your investment; (iii) that any federal, state, or foreign income tax benefits which may be available to you may be lost through the adoption of new laws or regulations, to changes to existing laws and regulations and to changes in the interpretation of existing laws and regulations; and (iv) any disposition of Interests may result in unfavorable tax consequences to you. You further represent that you are relying solely on your own conclusions or the advice of your own counsel or investment representative with respect to tax aspects of any investment in the Company.

(g) Power, Authority; Valid Agreement. (i) You have all requisite power and authority to execute, deliver and perform your obligations under this Agreement and the Company Agreement and to subscribe for and purchase or otherwise acquire your Interests; (ii) your execution of this Agreement and the Company Agreement has been authorized by all necessary corporate or other action on your behalf; and (iii) this Agreement and the Company Agreement are each valid, binding and enforceable against you in accordance with their respective terms.

(h) No Conflict; No Violation. The execution and delivery of this Agreement and the Company Agreement by you and the performance of your duties and obligations hereunder and thereunder (i) do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under (A) any charter, bylaws, trust agreement, partnership agreement or other governing instrument applicable to you, (B) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which you or any of your affiliates is a party or by which you or any of them is bound or to which your or any of their properties are subject; (ii) do not require any authorization or approval under or pursuant to any of the foregoing; and (iii) do not violate any statute, regulation, law, order, writ, injunction or decree to which you or any of your affiliates is subject.

8.2 Survival of Representations and Warranties. All representations and warranties made by you in Section 8.1 of this Agreement shall survive the execution and delivery of this Agreement, as well as any investigation at any time made by or on behalf of the Company and the issue and sale of Interests.

8.3 Reliance. You acknowledge that your representations, warranties, acknowledgments and agreements in this Agreement will be relied upon by the Company in determining your suitability as a purchaser of Interests.

8.4 Further Assurances. You agree to provide, if requested, any additional information that may be requested or required to determine your eligibility to purchase the Interests.

9.
General Contractual Matters.

9.1             Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of you and the Company.

9.2 Assignment. You agree that neither this Agreement nor any rights which may accrue to you hereunder may be transferred or assigned.

9.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when mailed, first-class postage prepaid, or when emailed, (a) if to you, to you at the physical or email address set forth below your signature, or to such other address as you shall have furnished to the Company in writing, and (b) if to the Company, to Horizon Energy Acquisition, LLC, 2458 167th Street, Fairfield, IA 52556, Attn: Jonathan Rudney, or to such other address or addresses, as the Company shall have furnished to you in writing, provided that any notice to the Company (a) shall be effective only if and when received by the Company and (b) shall not be delivered by email.

9.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCEPT INSOFAR AS AFFECTED BY THE SECURITIES OR “BLUE SKY” LAWS OF THE STATE OR SIMILAR JURISDICTION IN WHICH THE OFFERING DESCRIBED HEREIN HAS BEEN MADE TO YOU).

9.5 Submission to Jurisdiction. Each party irrevocably consents and agrees that any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Delaware or the United States federal courts for the State of Delaware, and, by execution and delivery of this Agreement, each party hereby submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this section shall be deemed to constitute a submission to jurisdiction, consent or waiver with respect to any matter not specifically referred to herein.

9.6 Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

9.7 Descriptive Headings. The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

9.8 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

9.10 Circular 230 Notice. To ensure compliance with Treasury Department Circular 230, you are hereby notified that:

(a) any discussion of Federal tax issues in this Agreement is not intended or written to be used, and cannot be used, by a Member for the purpose of avoiding penalties that may be imposed on such Member under the Code;

(b) any such discussion is written to support the promotion or marketing of the transactions or matters addressed in this Agreement; and

(c) each Member should seek advice based on its particular circumstances from and independent advisor.

If you are in agreement with the foregoing, please sign the enclosed counterpart of this Agreement and return such counterpart of this Agreement to the Company.

HORIZON ENERGY ACQUISITION, LLC

By: /s/ Jonathan B. Rudney
       Jonathan B. Rudney
       Chief Executive Officer

The foregoing Subscription Agreement is hereby agreed by the undersigned on this 25 day of February, 2019.

Petro River Oil Corporation

By: /s/ Scot Cohen
      Scot Cohen, Executive Chairman
      55 Fifth Ave., Suite 1702
      New York, NY 10003
      Email address: scot@icofund.com

Capital Contribution:        $400,000

Total Units:                       145.454